Advances to suppliers, net (Details) - USD ($)	6 Months Ended	12 Months Ended
	Mar. 31, 2022	Sep. 30, 2021
Supplies [Roll Forward]
Beginning balance	$ 66,718,632	$ 24,074,122
Increased during the year	107,334,100	88,407,729
Less: utilized during the year	(104,157,291)	(47,418,080)
Exchange rate difference	1,105,133	1,654,861
Sub-total	71,000,575	66,718,632
Less: allowance for doubtful accounts	(363,115)	0
Ending balance	$ 70,637,460	$ 66,718,632